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                                  United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) December 23, 2003
                                                 -----------------

                                 FUEL-TECH N.V.
             (Exact name of registrant as specified in its charter)


Netherlands Antilles               000-2174                      N/A
(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)


      Fuel-Tech N.V.                               Fuel Tech, Inc.
      (Registrant)                            (U.S. Operating Subsidiary)
     Castorweg 22-24                        Suite 703, 300 Atlantic Street
Curacao, Netherlands Antilles                      Stamford CT 06901
    (599) 9-461-3754                                (203) 425-9830

         (Address and Telephone Number of principal executive offices)


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Item 5. Other Events.

         On December 23, 2003 the Registrant issued the attached exhibit announcing initiation of a program to purchase its common stock. The board of managing directors of the registrant has authorized $1 million for this purpose.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit 99. Press Release of Fuel-Tech N.V. dated December 23, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FUEL-TECH N.V.

Date: December 23, 2003             By: /s/ V. J. Arnone
                                        ----------------
                                        Vincent J. Arnone
                                        Vice President, Treasurer
                                        and Chief Financial Officer